Exhibit 99.1

iHeartCommunications, Inc.

Certain Tax and Corporate Structure Information

•	Based on recent trading prices of Clear Channel Outdoor Holdings, Inc.’s Class A common stock and subject to certain assumptions, the Company estimates that a taxable disposition of all of iHeartMedia Inc.’s interest in Clear Channel Outdoor Holdings, Inc. would give rise to taxable gain in excess of $3.7 billion.

•	The Company currently estimates that as of December 31, 2016, iHeartCommunications, Inc. had a tax basis in the stock of its direct subsidiary Clear Channel Holdings, Inc. in excess of $4 billion and that Clear Channel Holdings, Inc. had an estimated aggregate tax basis in the stock of its direct subsidiaries engaged in the iHeartMedia business segment of approximately $3.4 billion.

•	The Company estimates that as of December 31, 2016, its tax basis in the domestic fixed and intangible assets related to the iHeartMedia business segment was approximately $1.1 billion and that its basis in the domestic fixed and intangible assets of the Americas Outdoor business segment was approximately $520 million.

•	As of December 31, 2016, Clear Channel Outdoor Holdings, Inc. and its subsidiaries had a federal net operating loss carryforward of approximately $275 million and iHeartMedia, Inc. and its subsidiaries (excluding Clear Channel Outdoor Holdings, Inc. and its subsidiaries) had a federal net operating loss carryforward of approximately $2.9 billion.

As of 6/30/17
Corporation
Partnership
Single Member LLC
Partnership legally, checked to be corporation for tax
LLC legally, checked to be corporation for tax
iHeartMedia, Inc.
iHeartMedia Capital II, LLC
iHeartMedia Capital I, LLC
iHeartCommunications, Inc.
Clear Channel Investments, Inc.
iHeartMedia Management Services, Inc.
Clear Channel Holdings, Inc.
IHM Identity, Inc
CC Finco Holdings, LLC
CC Outdoor Holdings, Inc
IHM Finance Corp.
iHM Finance, LLC
iHeartMedia Tower Co. Holdings, LLC
Clear Channel Metro, LLC
International Subs (RCS/Media Monitors)
Media Monitors (M) Sdn. Bhd. (Malaysia)
Clear Channel Real Estate Services, LLC
Critical Mass Media, Inc.
Citicasters Co.
Premiere Networks, Inc.
AMFM Operating, Inc.
Clear Channel Outdoor Holdings, Inc. (See Outdoor Chart)
Clear Channel Real Estate, LLC
Clear Channel Mexico Holdings, Inc.
CC Finco, LLC
Broader Media, LLC
Broader Media Holdings, LLC
Clear Channel Broadcasting Licenses, Inc.
TTWN Networks, LLC
SmartRoute Systems, Inc.
TLAC, Inc.
M Street Corp
Cine Guarantors II, Inc.
Citicasters Licenses, Inc.
Nobro, SC (Dormant-Intl)
Cinemobile Systems International NV (Dormant-Intl)
Cine Guarantors II, Ltd (Dormant-Intl)
Cine Movile SA de CV (Dormant-Intl)
Katz Media Group, Inc.
Katz Communications, Inc.
Katz Net Radio Sales, Inc.
Christal Radio Sales, Inc.
Katz Millennium Sales & Marketing Inc.
AMFM Broadcasting, Inc.
AMFM Texas, LLC
GP 1%
LP 99%
AMFM Texas Broadcasting, LP
AMFM Broadcasting Licenses, LLC
51%
Los Angeles Broadcasting Partners, LLC
Capstar Radio Operating Company
AMFM Radio Licenses LLC
AMFM Texas Licenses LLC
Capstar TX, LLC
CC Broadcast Holdings, Inc.
iHeartMedia + Entertainment, Inc.
28.5714%
Mt. Diablo Group Partners
67.11%
Tower FM Consortium, LLC
50%
Austin Tower
CC Licenses LLC
Terrestrial RF Licensing, Inc.
TTWN Media Networks, LLC
GP: 1%
Metro Networks Services, Inc.
LP: 99%
Metro Networks Communications, LP

Corporation
Partnership
Single Member LLC
As of 6/30/2017
iHeartMedia, Inc.
iHeartMedia Capital II, LLC
iHeartMedia Capital I, LLC
iHeartCommunications, Inc.
Clear Channel Holdings, Inc.
89.59% as of Dec. 2016
Clear Channel Outdoor Holdings, Inc.
Clear Channel Outdoor, Inc.
50% Profit 100% Capital
Bel-Air Arizona VI, LLC
50%
Miami Airport Concession LLC
50% Profit 65.5% Capital
LPWE-1, LLC
50%
Keller Booth Sumners JV
65%
CCO Barco Airport Venture LLC
51%
Milpitas Sign Company, LLC
66.67%
Keller II JV
60%
Eller-PW Company, LLC
50.01%
Clear Channel Interstate, LLC
Universal Outdoor Inc.
85%
Clear Channel Airports of Texas, JV
Outdoor Management Services, Inc.
1567 Media, LLC
Clear Channel Spectacolor, LLC
Exceptional Outdoor Advertising, Inc.
Clear Channel Electrical Services, LLC
GetOutdoors Florida, LLC
Clear Channel Adshel, Inc.
Clear Channel Metra, LLC
Clear Channel Outdoor Holdings Company Canada
International Sub (Canada)
CCOI Holdco Parent I, LLC
CCOI Holdco III, LLC
CCOI Holdco Parent II, LLC
IN-TER-SPACE Services, Inc.
Interspace Airport Advertising International LLC
International Subs (Carribean)
Clear Channel Worldwide Holdings, Inc.
CCHCV LP, LLC
99.998%
.002%
7.757%
Clear Channel Holdings CV
92.242%
CC CV LP, LLC S1023
.001%
International Subs (Europe/Asia/LatAm)
International Subs (Mexico/Peru)